UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 26, 2023

PCB BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38621 (Commission File Number)	20-8856755 (I.R.S. Employer Identification No.)

3701 Wilshire Boulevard, Suite 900 Los Angeles, California (Address of principal offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 210-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition
On January 26, 2023, PCB Bancorp, a California corporation (the “Company”), issued a press release concerning its unaudited results for the fourth quarter of 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this report set forth under this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly stated by specific reference in such filing.
Item 7.01 Regulation FD Disclosure
Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of an investor presentation that may be utilized by management at future discussions with investors.
Item 8.01 Other Events
On January 26, 2023, the Company issued a press release announcing that on January 26, 2023, its Board of Directors declared a quarterly cash dividend of $0.15 per common share. The dividend will be paid on or about February 17, 2023, to shareholders of record as of the close of business on February 10, 2023. A copy of the press release is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.
On January 26, 2023, the Company issued a press release announcing that on January 26, 2023, its Board of Directors approved an amendment to extend the expiration date of the Company’s current stock repurchase program that was set to expire on February 1, 2023, but has been extended to February 1, 2024. The original repurchase program, which was approved and announced on July 28, 2022, authorized the repurchase of up to 5% of the Company’s outstanding common stock as of the date of the board meeting. Currently, there are 331,663 shares remaining in the repurchase program.
Under the stock repurchase program, the Company may purchase shares of its common stock through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at the Company’s discretion. Factors include, but are not limited to, stock price, trading volume and general market conditions, along with the Company’s general business conditions. The program may be suspended or discontinued at any time and does not obligate the company to acquire any specific number of shares of its common stock.
As part of the stock repurchase program, the Company intends to enter into a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 trading plan would permit common stock to be repurchased at a time that the Company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan will be administered by an independent broker and will be subject to price, market volume and timing restrictions. A copy of the press release is attached as Exhibit 99.4 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1    Press release of PCB Bancorp, issued January 26, 2023, concerning the results of operations and financial condition for the fourth quarter of 2022 and name change for its subsidiary
99.2    Investor presentation of PCB Bancorp concerning the unaudited results for the fourth quarter of 2022
99.3    Press release of PCB Bancorp, issued January 26, 2023, announcing the declaration of a quarterly cash dividend
99.4    Press release of PCB Bancorp, issued January 26, 2023, announcing the amendment to the stock repurchase program
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of PCB Bancorp, issued January 26, 2023, concerning the results of operations and financial condition for the fourth quarter of 2022 and name change for its subsidiary
99.2	Investor presentation of PCB Bancorp concerning the unaudited results for the fourth quarter of 2022
99.3	Press release of PCB Bancorp, issued January 26, 2023, announcing the declaration of a quarterly cash dividend
99.4	Press release of PCB Bancorp, issued January 26, 2023, announcing the amendment to the stock repurchase program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCB Bancorp

Date:	January 26, 2023	/s/ Timothy Chang
Timothy Chang
Executive Vice President and Chief Financial Officer

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